SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-33513

Date of Report: October 6, 2008

GS ENVIROSERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	20-8563731
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

14B Jan Sebastian Drive, Sandwich, MA 02563	02563
(Address of principal executive offices)	(Zip Code)

(508) 888-5478
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On October 6, 2008 the Board of Directors of GS Enviroservices declared a dividend of $.07 per share.  The dividend will be payable to shareholders of record at the close of business on October 17, 2008.  The payment date for the dividend will be October 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2007	GS ENVIROSERVICES, INC.

	By:	/s/ James F. Green
James F. Green
Chief Executive Officer